UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2013

SPANISH BROADCASTING SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27823	13-3827791
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7007 NW 77th Avenue, Miami, FL		33166
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (305) 441-6901

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

See Item 8.01, which is incorporated herein by reference.

Item 8.01 Other Events.

On April 9, 2013, Spanish Broadcasting System, Inc. (the “Company” or “we”) received approval from The Nasdaq Stock Market (“NASDAQ”) to transfer the listing of our Class A common stock from The NASDAQ Global Market to The NASDAQ Capital Market. The NASDAQ Capital Market is one of the three markets for NASDAQ-listed stocks and operates similarly to The NASDAQ Global Market. Companies listed on The NASDAQ Capital Market must meet certain financial requirements and adhere to NASDAQ’s corporate governance standards. Our Class A common stock began trading on The NASDAQ Capital Market at the opening of business on April 10, 2013 and continues to trade under the symbol “SBSA.”

As previously reported, on October 3, 2012, we received a written deficiency notice (the “Notice”) from NASDAQ, advising us that the market value of our Class A common stock for the previous 30 consecutive business days had been below the minimum $15,000,000 (“Market Value of Publicly Held Shares Requirement”) required for continued listing on the NASDAQ Global Market pursuant to NASDAQ Listing Rule 5450(b)(3)(C) (the “Rule”). Pursuant to NASDAQ Listing Rule 5810(c)(3)(D), we were provided an initial grace period of 180 calendar days, or until April 1, 2013, to regain compliance with the Rule. We did not regain compliance with the Rule, and on March 29, 2013, we filed an application to be listed on the NASDAQ Capital Market, which was granted on April 9, 2013.

On April 11, 2013, we issued a press release announcing the transfer of our Class A common stock from The NASDAQ Global Market to The NASDAQ Capital Market. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Spanish Broadcasting System, Inc., dated April 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPANISH BROADCASTING SYSTEM, INC.
(Registrant)

April 11, 2013	By:	/s/ Joseph A. García
Joseph A. García Chief Financial Officer, Chief Administrative Officer, Senior Executive Vice President and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Spanish Broadcasting System, Inc., dated April 11, 2013.